Exhibit 99.1

Monthly Volume Summary: February 2010 (unaudited & subject to change) (dollars in millions)

TABLE 1 - TOTAL MORTGAGE PORTFOLIO [1,2]									February 2010 Highlights:

Purchases and	Net Increase/	Ending	Annualized	Annualized Liquidation	> The total mortgage portfolio decreased at an annualized rate of 2.6% in February.

>  Refinance-loan purchase and guarantee volume was $22.6 billion in February, unchanged from January.

>  The aggregate unpaid principal balance (UPB) of our mortgage-related investments portfolio was
     $732.2 billion at February 28, 2010, down from $743.7 billion at January 31, 2010.

>  The net amount of mortgage-related investments portfolio mortgage purchase (sale) agreements entered into during the month of February totaled $(1,997) million, down from the $238 million entered into during the month of January.

>  Total guaranteed PCs and Structured Securities issued increased at an annualized rate of 0.4% in February.

>  Our single-family delinquency rate rose to 4.08% in February, up 5 basis points from January.
     Our multifamily delinquency rate was 0.17% in February.

>  The measure of our exposure to changes in portfolio market value (PMVS-L) averaged $474 million in
     February. Duration gap averaged 0 months. See endnote (16) for further information.

>  On February 10, 2010, we announced we will purchase substantially all of the single-family mortgage loans that are 120 days or more delinquent from our PCs.
     See Tables 9 and 10 for further information.

>  On September 6, 2008, the Director of the Federal Housing Finance Agency (FHFA) appointed FHFA as
									Conservator of Freddie Mac.
	Issuances [3]	Sales [4]	Liquidations	(Decrease)	Balance	Growth Rate	Rate

Feb 2009	$40,052	$(734)	$(33,776)	$5,542	$2,207,850	3.0%	18.4%
Mar	86,085	(4)	(47,428)	38,653	2,246,503	21.0%	25.8%
Apr	58,090	(20,222)	(53,079)	(15,211)	2,231,292	(8.1)%	28.4%
May	50,223	(5,334)	(47,890)	(3,001)	2,228,291	(1.6)%	25.8%
Jun	63,150	(1,065)	(49,893)	12,192	2,240,483	6.6%	26.9%
Jul	44,052	—	(50,206)	(6,154)	2,234,329	(3.3)%	26.9%
Aug	47,886	—	(40,948)	6,938	2,241,267	3.7%	22.0%
Sep	32,926	(250)	(31,241)	1,435	2,242,702	0.8%	16.7%
Oct	32,181	(2,125)	(28,838)	1,218	2,243,920	0.7%	15.4%
Nov	27,975	—	(32,087)	(4,112)	2,239,808	(2.2)%	17.2%
Dec	44,039	(15)	(33,293)	10,731	2,250,539	5.7%	17.8%

Full-Year 2009	548,368	(35,099)	(470,206)	43,063	2,250,539	2.0%	21.3%

Jan 2010	36,583	—	(39,729)	(3,146)	2,247,393	(1.7)%	21.2%
Feb	29,215	(1,110)	(32,918)	(4,813)	2,242,580	(2.6)%	17.6%

YTD 2010	$65,798	$(1,110)	$(72,647)	$(7,959)	$2,242,580	(2.1)%	19.4%

TABLE 2 - MORTGAGE-RELATED INVESTMENTS PORTFOLIO [1,5]										TABLE 3 - MORTGAGE-RELATED INVESTMENTS PORTFOLIO COMPONENTS [1]

							Mortgage	Mortgage	Net Purchase		PCs and	Non-Freddie Mac Mortgage-
		Sales, net of		Ending	Annualized	Annualized	Purchase	Sale	(Sale)		Structured	Related Securities		Mortgage	Ending

	Purchases [6]	Other Activity [7]	Liquidations	Balance	Growth Rate	Liquidation Rate	Agreements [8]	Agreements [9]	Agreements		Securities	Agency	Non-Agency	Loans	Balance

Feb 2009	$36,621	$(2,355)	$(11,150)	$822,036	34.7%	16.7%	$36,851	$(32,863)	$3,988	Feb 2009	$436,257	$68,709	$193,941	$123,129	$822,036
Mar	66,574	(6,797)	(14,709)	867,104	65.8%	21.5%	80,250	(64,405)	15,845	Mar	455,421	92,638	192,099	126,946	867,104
Apr	20,982	(42,274)	(15,522)	830,290	(50.9)%	21.5%	48,057	(47,101)	956	Apr	435,590	77,563	189,905	127,232	830,290
May	14,724	(7,207)	(14,376)	823,431	(9.9)%	20.8%	46,382	(41,064)	5,318	May	431,156	72,355	188,050	131,870	823,431
Jun	26,418	(5,376)	(14,636)	829,837	9.3%	21.3%	63,240	(53,327)	9,913	Jun	440,478	72,889	186,195	130,275	829,837
Jul	18,006	(33,343)	(15,444)	799,056	(44.5)%	22.3%	35,786	(24,773)	11,013	Jul	412,650	71,145	184,322	130,939	799,056
Aug	9,488	(15,945)	(13,190)	779,409	(29.5)%	19.8%	32,529	(20,401)	12,128	Aug	396,217	69,505	182,489	131,198	779,409
Sep	18,844	(3,289)	(10,793)	784,171	7.3%	16.6%	15,178	(10,552)	4,626	Sep	403,490	68,050	180,752	131,879	784,171
Oct	9,188	(12,908)	(10,399)	770,052	(21.6)%	15.9%	9,106	(7,444)	1,662	Oct	389,928	69,056	179,065	132,003	770,052
Nov	3,489	(979)	(10,810)	761,752	(12.9)%	16.8%	8,466	(8,088)	378	Nov	382,751	67,497	177,334	134,170	761,752
Dec	5,954	(1,429)	(11,005)	755,272	(10.2)%	17.3%	9,273	(6,655)	2,618	Dec	374,615	66,171	175,670	138,816	755,272

Full-Year 2009	255,343	(154,242)	(150,591)	755,272	(6.1)%	18.7%	428,089	(342,617)	85,472	Full-Year 2009	374,615	66,171	175,670	138,816	755,272

Jan 2010	2,277	(1,901)	(11,940)	743,708	(18.4)%	19.0%	5,651	(5,413)	238	Jan 2010	366,920	64,444	173,984	138,360	743,708
Feb	324	(1,205)	(10,578)	732,249	(18.5)%	17.1%	5,049	(7,046)	(1,997)	Feb	360,872	63,032	172,749	135,596	732,249

YTD 2010	$2,601	$(3,106)	$(22,518)	$732,249	(18.3)%	17.9%	$10,700	$(12,459)	$(1,759)	YTD 2010	$360,872	$63,032	$172,749	$135,596	$732,249

Please see Endnotes on page 5.
1 of 5

TABLE 4 - TOTAL GUARANTEED PCs AND STRUCTURED SECURITIES ISSUED [1,10]							TABLE 5 - DEBT ACTIVITIES [13]

								Original Maturity < 1 Year	Original Maturity > 1 Year

	Issuances	Liquidations [11]	Net Increase/ (Decrease)	Ending Balance [12]	Annualized Growth Rate	Annualized Liquidation Rate		Ending Balance	Issuances	Maturities and Redemptions	Repurchases	Foreign Exchange Translation	Ending Balance	Total Debt Outstanding

Feb 2009	$29,815	$(32,018)	$(2,203)	$1,822,071	(1.4)%	21.1%	Feb 2009	$373,285	$38,276	$(33,467)	$(21)	$(107)	$540,198	$913,483
Mar	57,684	(44,935)	12,749	1,834,820	8.4%	29.6%	Mar	350,269	67,042	(25,637)	—	536	582,139	932,408
Apr	51,068	(49,296)	1,772	1,836,592	1.2%	32.2%	Apr	295,797	44,033	(22,421)	—	(24)	603,727	899,524
May	43,733	(44,309)	(576)	1,836,016	(0.4)%	29.0%	May	277,038	39,435	(27,655)	—	840	616,347	893,385
Jun	61,137	(46,029)	15,108	1,851,124	9.9%	30.1%	Jun	262,792	21,797	(21,020)	(22,484)	(161)	594,479	857,271
Jul	42,954	(46,155)	(3,201)	1,847,923	(2.1)%	29.9%	Jul	258,647	13,129	(18,145)	(3,875)	66	585,654	844,301
Aug	47,458	(37,306)	10,152	1,858,075	6.6%	24.2%	Aug	253,813	23,353	(6,588)	(2,026)	68	600,461	854,274
Sep	31,839	(27,893)	3,946	1,862,021	2.5%	18.0%	Sep	241,527	12,570	(25,730)	(2,776)	105	584,630	826,157
Oct	27,469	(25,694)	1,775	1,863,796	1.1%	16.6%	Oct	235,875	14,650	(18,005)	(3,109)	54	578,220	814,095
Nov	25,984	(28,973)	(2,989)	1,860,807	(1.9)%	18.7%	Nov	231,082	19,774	(19,709)	(250)	102	578,137	809,219
Dec	39,994	(30,919)	9,075	1,869,882	5.9%	19.9%	Dec	238,293	20,486	(21,429)	(10,152)	(262)	566,780	805,073

Full-Year 2009	475,412	(432,768)	42,644	1,869,882	2.3%	23.7%	Full-Year 2009	238,293	348,679	(276,774)	(44,708)	209	566,780	805,073

Jan 2010	36,163	(35,440)	723	1,870,605	0.5%	22.7%	Jan 2010	234,639	28,021	(11,158)	(500)	(177)	582,966	817,605
Feb	29,522	(28,924)	598	1,871,203	0.4%	18.6%	Feb	241,312	32,615	(30,664)	(70)	(98)	584,749	826,061

YTD 2010	$65,685	$(64,364)	$1,321	$1,871,203	0.4%	20.7%	YTD 2010	$241,312	$60,636	$(41,822)	$(570)	$(275)	$584,749	$826,061

TABLE 6 - DELINQUENCIES - TOTAL [14]					TABLE 7 - OTHER INVESTMENTS		TABLE 8 - INTEREST-RATE RISK SENSITIVITY DISCLOSURES [16]

	Single-Family			Multifamily				Portfolio Market Value- Level (PMVS-L) (50bp) (dollars in millions)		Portfolio Market Value- Yield Curve (PMVS-YC) (25bp) (dollars in millions)		Duration Gap (Rounded to Nearest Month)

	Non-Credit Enhanced	Credit Enhanced	Total	Total		Ending Balance [15]		Monthly Average	Quarterly Average	Monthly Average	Quarterly Average	Monthly Average	Quarterly Average

Feb 2009	1.60%	4.54%	2.13%	0.08%	Feb 2009	$98,611	Feb 2009	$447	—	$44	—	1	—
Mar	1.73%	4.85%	2.29%	0.09%	Mar	99,414	Mar	429	$328	121	$87	1	1
Apr	1.86%	5.10%	2.44%	0.10%	Apr	110,947	Apr	493	—	130	—	0	—
May	2.01%	5.45%	2.62%	0.12%	May	114,498	May	570	—	101	—	0	—
Jun	2.13%	5.82%	2.78%	0.11%	Jun	73,345	Jun	577	547	40	90	0	0
Jul	2.27%	6.17%	2.95%	0.11%	Jul	90,749	Jul	556	—	89	—	0	—
Aug	2.41%	6.59%	3.13%	0.10%	Aug	117,724	Aug	549	—	105	—	0	—
Sep	2.57%	6.98%	3.33%	0.11%	Sep	83,696	Sep	566	557	91	95	0	0
Oct	2.73%	7.43%	3.54%	0.12%	Oct	86,138	Oct	472	—	19	—	0	—
Nov	2.88%	7.84%	3.72%	0.14%	Nov	84,821	Nov	452	—	21	—	0	—
Dec	3.00%	8.17%	3.87%	0.15%	Dec	90,954	Dec	469	465	28	23	0	0

					Full-Year 2009	90,954	Full-Year 2009	476	—	74	—	0	—

Jan 2010	3.13%	8.52%	4.03%	0.15%	Jan 2010	111,444	Jan 2010	435	—	18	—	0	—
Feb	3.18%	8.59%	4.08%	0.17%	Feb	129,127	Feb	474	—	15	—	0	—

					YTD 2010	$129,127	YTD 2010	$454	—	$16	—	0	—

Please see Endnotes on page 5.
2 of 5

TABLE 9 - 90 to 119-DAY DELINQUENCY - LOANS IN PC POOLS, BY LOAN ORIGINATION YEAR (17)

	As of February 28, 2010 (Unpaid Principal Balances, or UPB, in millions)
	4.0% PC Coupon-Delinquency(18)			4.5% PC Coupon-Delinquency			5.0% PC Coupon-Delinquency			5.5% PC Coupon-Delinquency			6.0% PC Coupon-Delinquency			6.5% PC Coupon-Delinquency			7.0% PC Coupon and over-Delinquency			Total
	UPB(19)	Percent(20)	# of Loans	UPB(19)	Percent(20)	# of Loans	UPB(19)	Percent(20)	# of Loans	UPB(19)	Percent(20)	# of Loans	UPB(19)	Percent(20)	# of Loans	UPB(19)	Percent(20)	# of Loans	UPB(19)	Percent(20)	# of Loans	UPB(19)	Percent(20)	# of Loans

Fixed-rate
30 year maturity—
Loan origination year:
2009	$7	0.01%	28	$50	0.02%	209	$33	0.04%	149	$11	0.11%	48	$4	0.21%	18	N/A	N/A	N/A	N/A	N/A	N/A	$104	0.03%	452
2008	1	0.04%	3	15	0.13%	56	224	0.38%	877	439	0.63%	1,856	344	0.89%	1,633	122	1.30%	647	41	1.72%	223	1,185	0.64%	5,295
2007	—	0.00%	—	7	0.52%	29	138	0.73%	563	659	0.94%	2,952	1,015	1.30%	5,267	441	1.89%	2,721	91	2.78%	654	2,352	1.25%	12,186
2006	0	1.10%	1	3	0.32%	11	77	0.74%	338	412	0.91%	1,864	726	1.05%	3,783	242	1.36%	1,486	30	1.75%	215	1,490	1.04%	7,698
2005	1	0.60%	4	51	0.39%	231	433	0.60%	2,152	488	0.76%	2,717	185	1.08%	1,150	22	1.50%	167	2	1.62%	19	1,183	0.72%	6,440
2004 and Prior	1	0.18%	5	33	0.19%	190	311	0.30%	1,895	481	0.43%	3,312	207	0.51%	1,780	115	0.52%	1,203	95	0.63%	1,383	1,241	0.42%	9,768
15 year maturity—
Loan origination year:
2009	2	0.00%	11	1	0.01%	10	0	0.03%	2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	3	0.01%	23
2008	0	0.03%	1	6	0.09%	39	15	0.16%	87	8	0.25%	55	3	0.44%	31	0	0.93%	4	—	0.00%	—	32	0.17%	217
2007	—	0.00%	—	2	0.21%	11	9	0.25%	57	18	0.35%	120	11	0.57%	103	1	0.50%	9	0	1.82%	3	40	0.36%	303
2006	0	0.00%	0	1	0.28%	7	5	0.28%	38	17	0.34%	133	14	0.49%	132	1	0.42%	12	—	0.00%	—	39	0.38%	322
2005	2	0.18%	17	10	0.17%	76	20	0.21%	191	13	0.38%	128	3	1.02%	28	—	0.00%	—	—	0.00%	—	48	0.24%	440
2004 and Prior	17	0.08%	161	59	0.10%	636	55	0.13%	681	20	0.16%	323	11	0.17%	240	5	0.21%	128	3	0.30%	119	170	0.13%	2,288
Initial Interest—
Loan origination year:
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00%	0.00%	0.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—	0.00%	—
2008	N/A	N/A	N/A	N/A	N/A	N/A	0	0.30%	2	14	1.16%	45	18	1.88%	63	4	1.89%	14	1	6.98%	3	37	1.46%	127
2007	0.00%	0.00%	0.00%	N/A	N/A	N/A	7	1.57%	23	97	1.79%	336	254	2.27%	939	65	2.86%	253	7	4.76%	35	430	2.22%	1,586
2006	N/A	N/A	N/A	0	4.35%	1	1	0.65%	2	22	1.73%	79	51	1.99%	203	18	2.85%	81	4	5.11%	19	96	2.10%	385
2005	N/A	N/A	N/A	N/A	N/A	N/A	1	1.52%	5	8	1.76%	35	10	2.15%	49	1	1.08%	3	0	3.33%	1	20	1.89%	93
2004 and Prior	N/A	N/A	N/A	N/A	N/A	N/A	—	0.00%	—	1	3.76%	5	—	0.00%	—	N/A	N/A	N/A	N/A	N/A	N/A	1	2.51%	5

Combined	$29	0.03%	231	$239	0.07%	1,506	$1,327	0.28%	7,062	$2,709	0.60%	14,008	$2,857	0.93%	15,419	$1,037	1.08%	6,728	$273	0.86%	2,674	$8,472	0.47%	47,628

Adjustable-rate (ARM)(21)
Fully amortizing—
Loan origination year:
2009	$—	0.00%	—	$0	0.10%	1	$0	2.08%	1	$—	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$0	0.07%	2
2008	—	0.00%	—	7	0.62%	27	16	0.70%	59	7	0.89%	23	$0	1.08%	1	$—	0.00%	—	N/A	N/A	N/A	30	0.70%	110
2007	—	0.00%	—	—	0.00%	—	3	1.63%	13	16	1.43%	70	32	2.17%	147	8	3.50%	42	$1	1.73%	4	60	1.96%	276
2006	0	1.46%	2	0	0.49%	1	2	0.59%	10	44	1.37%	202	42	1.61%	184	13	3.18%	70	4	3.68%	21	105	1.58%	490
2005	3	0.74%	15	17	0.66%	92	48	0.74%	236	21	1.20%	97	4	2.76%	23	0	1.75%	1	0	0.00%	0	94	0.82%	464
2004 and Prior	3	0.49%	26	18	0.40%	111	16	0.47%	94	1	0.37%	12	1	0.56%	9	0	0.85%	5	0	0.27%	1	39	0.44%	258
Initial Interest:
Loan origination year:
2009	0	0.00%	0	—	0.00%	—	0	0.55%	1	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.07%	1
2008	0	0.00%	0	11	0.86%	34	54	0.90%	177	27	1.09%	90	0	1.14%	1	—	0.00%	—	0	0.00%	0	93	0.94%	302
2007	—	0.00%	—	3	2.20%	9	19	2.48%	67	256	2.20%	896	327	2.79%	1,152	23	3.85%	99	7	6.22%	26	634	2.55%	2,249
2006	2	3.31%	10	1	1.47%	7	17	1.62%	60	162	1.79%	588	315	2.25%	1,156	91	3.93%	390	17	4.69%	82	606	2.28%	2,293
2005	6	2.09%	22	32	1.19%	133	101	1.37%	417	68	1.75%	276	25	2.93%	113	2	2.68%	12	2	5.16%	11	237	1.56%	984
2004 and Prior	1	0.60%	2	3	1.17%	16	2	0.86%	7	—	0.00%	—	—	0.00%	—	—	42.86%	3	N/A	N/A	N/A	6	1.02%	28

Combined	$15	0.67%	77	$94	0.65%	431	$279	0.95%	1,142	$601	1.72%	2,254	$747	2.38%	2,786	$138	3.66%	622	$30	4.08%	145	$1,904	1.60%	7,457

Please see Endnotes on page 5.
3 of 5

TABLE 10 - 120-DAY OR MORE DELINQUENCY - LOANS IN PC POOLS, BY LOAN ORIGINATION YEAR (17)

	As of February 28, 2010 (Unpaid Principal Balances, or UPB, in millions)
	4.0% PC Coupon-Delinquency(18)			4.5% PC Coupon-Delinquency			5.0% PC Coupon-Delinquency			5.5% PC Coupon-Delinquency			6.0% PC Coupon-Delinquency			6.5% PC Coupon-Delinquency			7.0% PC Coupon and over-Delinquency			Total
	UPB(19)	Percent(20)	# of Loans	UPB(19)	Percent(20)	# of Loans	UPB(19)	Percent(20)	# of Loans	UPB(19)	Percent(20)	# of Loans	UPB(19)	Percent(20)	# of Loans	UPB(19)	Percent(20)	# of Loans	UPB(19)	Percent(20)	# of Loans	UPB(19)	Percent(20)	# of Loans

Fixed-rate
30 year maturity—
Loan origination year:
2009	$2	0.00%	8	$25	0.01%	106	$22	0.02%	99	$7	0.08%	36	$3	0.15%	13	$1	0.43%	2	$—	0.00%	—	$59	0.02%	264
2008	1	0.08%	6	6	0.05%	21	143	0.24%	552	290	0.41%	1,199	250	0.61%	1,121	87	0.98%	488	34	1.54%	199	811	0.44%	3,586
2007	0	1.47%	2	3	0.25%	14	88	0.46%	360	455	0.65%	2,037	726	0.91%	3,707	337	1.38%	1,996	71	1.92%	453	1,680	0.88%	8,569
2006	—	0.00%	—	2	0.26%	9	57	0.53%	239	302	0.65%	1,327	550	0.77%	2,789	181	0.97%	1,064	21	1.27%	156	1,113	0.76%	5,584
2005	0	0.15%	1	30	0.24%	141	291	0.39%	1,420	319	0.49%	1,754	135	0.77%	817	17	0.96%	107	2	1.11%	13	793	0.47%	4,253
2004 and Prior	0	0.07%	2	21	0.13%	123	192	0.18%	1,176	291	0.26%	2,033	118	0.29%	989	65	0.29%	669	47	0.31%	670	734	0.25%	5,662
15 year maturity—
Loan origination year:
2009	1	0.00%	7	1	0.01%	7	0	0.05%	4	0	0.00%	0	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	2	0.01%	18
2008	0	0.07%	2	5	0.05%	22	11	0.13%	68	4	0.15%	33	2	0.18%	13	—	0.00%	—	—	0.00%	—	23	0.11%	138
2007	—	0.00%	—	1	0.08%	4	8	0.20%	47	10	0.20%	71	7	0.33%	60	1	0.78%	14	0	0.61%	1	27	0.24%	197
2006	0	0.00%	0	0	0.20%	5	4	0.20%	28	13	0.23%	92	9	0.27%	72	1	0.28%	8	—	0.00%	—	27	0.24%	205
2005	2	0.12%	11	5	0.09%	39	15	0.16%	142	6	0.18%	59	0	0.22%	6	—	0.00%	—	—	0.00%	—	29	0.14%	257
2004 and Prior	10	0.05%	106	33	0.06%	370	31	0.07%	390	14	0.10%	206	8	0.10%	143	2	0.10%	63	2	0.15%	60	100	0.07%	1,338
Initial Interest—
Loan origination year:
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	0	1.96%	1	2	0.90%	6	10	0.85%	33	11	1.01%	34	3	1.49%	11	—	0.00%	—	26	0.97%	85
2007	N/A	N/A	N/A	—	0.00%	—	4	0.75%	11	69	1.32%	247	179	1.62%	669	50	2.19%	194	6	3.40%	25	308	1.61%	1,146
2006	N/A	N/A	N/A	—	0.00%	—	1	0.65%	2	17	1.27%	58	46	1.78%	182	15	2.15%	61	3	3.49%	13	81	1.73%	316
2005	N/A	N/A	N/A	0	16.67%	1	1	1.21%	4	4	0.91%	18	9	1.71%	39	2	3.61%	10	0	3.33%	1	16	1.49%	73
2004 and Prior	N/A	N/A	N/A	0	0.00%	0	—	0.00%	—	0	1.50%	2	0	3.33%	1	N/A	N/A	N/A	N/A	N/A	N/A	1	1.51%	3

Combined	$17	0.02%	145	$134	0.04%	863	$868	0.18%	4,548	$1,811	0.39%	9,205	$2,052	0.64%	10,655	$761	0.75%	4,687	$186	0.51%	1,591	$5,829	0.31%	31,694

Adjustable-rate (ARM)(21)
Fully amortizing—
Loan origination year:
2009	$0	0.06%	1	$0	0.00%	0	$—	0.00%	0	$—	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$0	0.04%	1
2008	—	0.00%	—	3	0.23%	10	12	0.51%	43	3	0.39%	10	$—	0.00%	—	$—	0.00%	—	N/A	N/A	N/A	18	0.40%	63
2007	—	0.00%	—	0	0.59%	1	1	0.50%	4	14	1.25%	61	24	1.59%	108	6	2.33%	28	$1	1.30%	3	46	1.46%	205
2006	0	1.46%	2	0	0.49%	1	4	2.06%	35	37	1.25%	185	32	1.28%	146	9	2.41%	53	4	3.86%	22	87	1.43%	444
2005	1	0.39%	8	14	0.53%	74	39	0.62%	198	15	0.85%	69	4	2.64%	22	—	0.00%	—	0	0.00%	0	73	0.65%	371
2004 and Prior	2	0.28%	15	12	0.28%	77	9	0.30%	60	0	0.12%	4	1	0.25%	4	0	0.17%	1	—	0.00%	—	24	0.27%	161
Initial Interest:
Loan origination year:
2009	0	0.21%	1	0	0.13%	1	—	0.00%	—	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1	0.14%	2
2008	0	0.00%	0	10	0.96%	38	41	0.64%	126	18	0.69%	57	1	3.41%	3	—	N/A	—	0	0.00%	0	71	0.70%	224
2007	0	6.25%	2	2	1.95%	8	14	1.82%	49	220	1.88%	765	271	2.36%	973	19	2.96%	76	4	4.31%	18	530	2.15%	1,891
2006	1	1.66%	5	2	1.89%	9	12	1.19%	44	127	1.40%	461	246	1.78%	915	81	3.50%	347	13	3.37%	59	481	1.83%	1,840
2005	4	1.52%	16	25	0.89%	99	82	1.08%	330	68	1.81%	284	23	2.57%	99	2	3.13%	14	1	3.29%	7	204	1.35%	849
2004 and Prior	1	1.19%	4	2	0.59%	8	2	0.99%	8	—	0.55%	1	—	0.00%	—	—	0.00%	—	N/A	N/A	N/A	4	0.76%	21

Combined	$10	0.47%	54	$72	0.50%	326	$216	0.75%	897	$503	1.44%	1,897	$600	1.94%	2,270	$117	3.05%	519	$23	3.07%	109	$1,541	1.30%	6,072

Please see Endnotes on page 5.
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ENDNOTES

(1)	The activity and balances set forth in these tables represent unpaid principal balances, and exclude mortgage loans and mortgage-related securities traded, but not yet settled. For PCs and Structured Securities, the balance reflects reported security balances and not the unpaid principal of the underlying mortgage loans. The mortgage-related investments portfolio amounts set forth in this report exclude premiums, discounts, deferred fees and other basis adjustments, the allowance for loan losses on mortgage loans held-for-investment, and unrealized gains or losses on mortgage-related securities. Effective January 1, 2010, we adopted amendments to the accounting standards for transfers of financial assets and consolidation of VIEs. However, we continue to present information in this monthly volume summary on the same bases as prior to January 1, 2010.
(2)	Total mortgage portfolio (Table 1) is defined as total guaranteed PCs and Structured Securities issued (Table 4) plus the sum of mortgage loans (Table 3) and non-Freddie Mac mortgage-related securities (agency and non-agency) (Table 3).
(3)	Total mortgage portfolio Purchases and Issuances (Table 1) is defined as mortgage-related investments portfolio purchases (Table 2) plus total guaranteed PCs and Structured Securities issuances (Table 4) less purchases of Freddie Mac PCs and Structured Securities into the mortgage-related investments portfolio. Purchases of Freddie Mac PCs and Structured Securities into the mortgage-related investments portfolio totaled $631 million (based on unpaid principal balance) during February 2010.
(4)	Includes sales of non-Freddie Mac mortgage-related securities and multifamily mortgage loans from our mortgage-related investments portfolio. Excludes the transfer of single-family mortgage loans through transactions that qualify as sales and all transfers through swap-based exchanges.
(5)	As of February 28, 2010, we had net unsettled purchase (sale) agreements of approximately ($1,881) billion. The ending balance of our mortgage-related investments portfolio as of February 28, 2010, after giving effect to these unsettled agreements and assuming we did not enter any other purchase (sale) agreements after February 28, 2010, would have been $730.4 billion.
(6)	Single-family mortgage loans purchased for cash are reported net of transfers of such mortgage loans through transactions that qualify as sales as well as all transfers through swap-based exchanges.
(7)	See endnote (4). Other activity consists of: (a) net additions for delinquent mortgage loans and balloon/reset mortgages purchased out of PC pools and (b) transfers of PCs and Structured Securities from our mortgage-related investments portfolio reported as sales.
(8)	Mortgage purchase agreements reflects trades entered into during the month and includes: (a) monthly commitments to purchase mortgage-related securities for our mortgage-related investments portfolio, and (b) the amount of monthly mortgage loan purchase agreements entered into during the month. Substantially all of these commitments are settled by delivery of a mortgage-related security or mortgage loan; the rest are net settled for cash. Our purchase commitments may settle during the same month in which we have entered into the related commitment.
(9)	Mortgage sale agreements reflects trades entered into during the month and includes: (a) monthly commitments to sell mortgage-related securities from our mortgage-related investments portfolio, and (b) the amount of monthly mortgage loan sale agreements entered into during the month. Substantially all of these commitments are settled by delivery of a mortgage-related security or mortgage loan; the rest are net settled for cash. Our sales commitments may settle during the same month in which we have entered into the related commitment.
(10)	Includes PCs, Structured Securities and tax-exempt multifamily housing revenue bonds and HFA bonds for which we provide a guarantee, as well as credit-related commitments with respect to single-family mortgage loans and HFA bonds held by third parties. Excludes Structured Securities for which we have resecuritized our PCs and Structured Securities. These resecuritized securities do not increase our credit-related exposure and consist of single-class Structured Securities backed by PCs, Structured Securities and principal-only strips. Notional balances of interest-only strips are excluded because this table is based on unpaid principal balance. Some of the excluded securities are modifiable and combinable REMIC tranches, where the holder has the option to exchange the security tranches for other pre-defined security tranches. Additional information concerning our guarantees issued through resecuritization can be found in our annual report on Form 10-K, dated February 24, 2010.
(11)	Represents principal repayments relating to PCs and Structured Securities, including those backed by non-Freddie Mac mortgage-related securities, and relating to securities issued by others and single-family mortgage loans held by third parties that we guarantee. Also includes our purchases of delinquent mortgage loans and balloon/reset mortgage loans out of PC pools.
(12)	As of February 28, 2010, the ending balance of our PCs and Structured Securities, excluding outstanding long-term standby commitments, would have been $1,866 billion in Table 4.
(13)	Represents the combined balance and activity of our senior and subordinated debt based on the par values of these liabilities.
(14)	Single-family delinquencies are based on the number of mortgages 90 days or more delinquent or in foreclosure as of period end while multifamily delinquencies are based on the net carrying value of mortgages 90 days or more delinquent or in foreclosure as of period end. Delinquency rates presented in Table 6 exclude mortgage loans underlying Structured Transactions and Structured Securities backed by either HFA bonds or Ginnie Mae Certificates as well as mortgage loans whose contractual terms have been modified under an agreement with the borrower as long as the borrower is less than 90 days delinquent under the modified contractual terms. Additional information concerning Structured Transactions can be found in our annual report on Form 10-K, dated February 24, 2010.
The unpaid principal balance of our single-family Structured Transactions at February 28, 2010 was $29.4 billion, representing approximately 1% of our total mortgage portfolio. Included in this balance is $4.5 billion that are backed by subordinated securities, including $1.6 billion that are secured by FHA/VA loans, which are insured by FHA or partially guaranteed by VA in addition to any recourse with the seller that may exist. Structured Transactions backed by subordinated securities benefit from credit protection from the related subordinated tranches, which we do not purchase. In addition, there were $6.2 billion in unpaid principal balance that are backed by single-family HFA bonds for which Treasury provides up to 35% credit protection, based on conditions specified in the related programs. The remaining $18.8 billion of our Structured Transactions as of February 28, 2010 are single-class, or pass-through securities, including $9.5 billion of option ARMs, which do not benefit from structural or other credit enhancement protections. The delinquency rate for our single-family Structured Transactions (excluding those backed by HFA bonds) was 10.01% at February 28, 2010. The total single-family delinquency rate including our Structured Transactions (except for those backed by HFA bonds) was 4.20% at February 28, 2010. Below are the delinquency rates of Structured Transactions:
Structured Transactions securitized by: subordinated securities, including FHA/VA guarantees 25.90%; HFA bonds N/A; option ARM pass-through securities 19.21%; other pass-through securities 1.04%.
Previously reported delinquency data is subject to change to reflect currently available information. Revisions to previously reported delinquency rates have not been significant nor have they significantly affected the overall trend of our single-family delinquency rates.
(15)	Other Investments consists of our cash and other investments portfolio, which as of February 28, 2010 consists of: $51.9 billion of cash and cash equivalents; $61.2 billion of federal funds sold and securities purchased under agreements to resell; and $16.0 billion of non-mortgage investments. Investments in non-mortgage securities are presented at fair value.
(16)	Our PMVS and duration gap measures provide useful estimates of key interest-rate risk and include the impact of our purchases and sales of derivative instruments, which we use to limit our exposure to changes in interest rates. Our PMVS measures are estimates of the amount of average potential pre-tax loss in the market value of our net assets due to parallel (PMVS-L) and non-parallel (PMVS-YC) changes in London Interbank Offered Rates (LIBOR). While we believe that our PMVS and duration gap metrics are useful risk management tools, they should be understood as estimates rather than precise measurements. Methodologies employed to calculate interest-rate risk sensitivity disclosures are periodically changed on a prospective basis to reflect improvements in the underlying estimation processes.
(17)	Excludes loans underlying fixed-rate 20-year, fixed-rate 40-year and balloon PCs, as well as certain conforming jumbo loans underlying non-TBA PCs. As of February 28, 2010, the outstanding UPB of mortgage loans that were 90 to 119 days delinquent for these categories was $248 million and that were 120 days or more delinquent for these categories was $141 million, which are eligible to be purchased. An “N/A” indicates there were no loans underlying PCs issued in the specified PC category. Table 10 excludes loans greater than 120 days delinquent used to establish the March PC-factor, for which PC investors will receive principal payments at the scheduled payment date (45 or 75 day delay, as appropriate).
(18)	Loans in PCs with coupons less than 4.0% have been excluded. As of February 28, 2010, the outstanding UPB of mortgage loans that were 90 to 119 days delinquent for this category was $182 million and that were 120 days or more delinquent for this category was $1,365 million.
(19)	Represents loan-level UPB. The loan-level UPB may vary from the fixed-rate PC UPB primarily due to guaranteed principal payments made by Freddie Mac on the PCs. In the case of fixed-rate initial interest PCs, if they have not begun to amortize, there is no variance.
(20)	Delinquency rates (percent) are based on the number of loans in each category.
(21)	ARM PC coupons are rounded to the nearest whole or half-percent coupon. For example, the 5.0% PC Coupon category includes ARM PCs with coupons between 4.75% and 5.24%, except for the 4.0% PC Coupon category which includes ARM PCs with coupons between 4.0% and 4.24%.

A glossary of selected Monthly Volume Summary terms is available on the Investor Relations page of our website, www.FreddieMac.com/investors.
The Monthly Volume Summary includes volume and statistical data pertaining to our portfolios. Inquiries should be addressed to our Investor Relations Department, which can be reached by calling (703) 903-3883 or writing to:
8200 Jones Branch Drive, Mail Stop 486,
McLean, VA 22102-3110
or sending an email to shareholder@freddiemac.com.

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